UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 5, 2012

Liberty Property Trust

Liberty Property Limited Partnership

(Exact Name of Registrant Specified in Charter)

Maryland Pennsylvania (State or Other Jurisdiction of Incorporation)	1-13130 1-13132 (Commission File Number)	23-7768996 23-2766549 (I.R.S. Employer Identification No.)

500 Chesterfield Parkway, Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 648-1700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events

On December 5, 2012, Liberty Property Trust (the “Trust”), through its limited partnership subsidiary, Liberty Property Limited Partnership, (the “Operating Partnership”, and together with the Trust, the “Transaction Entities”) priced a public offering (the “Offering”) of $300,000,000 principal amount of the Operating Partnership’s 3.375% Senior Notes due 2023 (the “Notes”).  In connection with the Offering, the Transaction Entities entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives for the several underwriters named therein, that provides for the issuance and sale of the Notes by the Operating Partnership.  The Notes are registered under the Securities Act of 1933, as amended, pursuant to the Automatic Shelf Registration Statement on Form S-3 (File No. 333-173951), filed by the Transaction Entities with the Securities and Exchange Commission (the “Commission) on May 5, 2011 (the “Registration Statement”).  The terms of the Notes are governed by a senior indenture, dated September 22, 2010, between the Operating Partnership and U.S. Bank National Association, as trustee (the “Base Indenture”), as supplemented and amended by a supplemental indenture thereto, to be dated December 10, 2012 (the “Third Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

A copy of the Base Indenture was previously filed as Exhibit 4.3 to the Post Effective Amendment No. 1 (“Amendment No. 1”) to the Registration Statement on Form S-3 (Commission File No. 333-150737-01), filed by the Transaction Entities with the Commission on September 22, 2010.  Copies of the Underwriting Agreement, the form of Global Note and the form of Supplemental Indenture are filed as Exhibits 1.1, 4.1 and 4.2 hereto, respectively, and are incorporated by reference herein. The summaries of the Underwriting Agreement, the Notes and the Indenture in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2 to this Current Report on Form 8-K and to Exhibit 4.3 to Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Exhibit Title

1.1

Underwriting Agreement, dated December 5, 2012, by and among Liberty Property Trust, Liberty Property Limited Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Form of Global Note Representing $300,000,000 Principal Amount of 3.375% Senior Notes due 2023

4.2	Form of Third Supplemental Indenture between Liberty Property Limited Partnership and U.S. Bank National Association, as trustee

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

8.1	Opinion of Cozen O’Connor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

By:	/s/ James J. Bowes
Name: James J. Bowes
Title: General Counsel and Secretary

LIBERTY PROPERTY
LIMITED PARTNERSHIP

By:	Liberty Property Trust, its sole
General Partner

By:	/s/ James J. Bowes
Name: James J. Bowes
Title: General Counsel and Secretary

Dated:  December 7, 2012

[Form 8-K]

EXHIBIT INDEX

Exhibit Number	Exhibit Title

1.1

Underwriting Agreement, dated December 5, 2012, by and among Liberty Property Trust, Liberty Property Limited Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Form of Global Note Representing $300,000,000 Principal Amount of 3.375% Senior Notes due 2023

4.2	Form of Third Supplemental Indenture between Liberty Property Limited Partnership and U.S. Bank National Association, as trustee

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

8.1	Opinion of Cozen O’Connor